UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2015

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	30-0520478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, 3rd Floor Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2015, the Board of Directors (the "Board") of Sucampo Pharmaceuticals, Inc. (the "Company") (i) voted to increase the authorized size of the Board by one, from seven to eight, and (ii) appointed Timothy P. Walbert to the Board as a Class III member to fill the new vacancy on the Board and to hold office until the 2018 annual meeting of stockholders. Mr. Walbert will serve on the Compensation and Audit Committees of the Board. The Company issued a press release announcing Mr. Walbert's appointment on October 13, 2015.

Mr. Walbert's director compensation will be similar to other non-employee directors of the Company, as described under "Board of Directors Compensation" in the Company's 2015 proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 13, 2015. On October 12, 2015, in accordance with the Company's Non-Employee Board of Directors' Compensation Plan, the Board granted Mr. Walbert an option to purchase 30,000 shares of the Company's Class A common stock at an exercise price equal to the closing price of the Company's Class A common stock on the Nasdaq Global Market on that date. The shares underlying the grant will vest in 12 equal quarterly installments at the end of each successive three-month period following the date of grant, subject to Mr. Walbert's continuous service with the Company at each vesting date.

There are no arrangements or understandings between Mr. Walbert and any other persons pursuant to which Mr. Walbert was selected as a director. There are no transactions, or proposed transactions, during the last two years with the Company to which Mr. Walbert was or is to be a party, in which Mr. Walbert, or any member of his immediate family, has a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K. There is no familial relationship between Mr. Walbert and any other director or executive officer of the Company.

Item 7.01. Regulation FD Disclosure.

On October 13, 2015, the Company issued a press release announcing Mr. Walbert's appointment. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Exhibit Description

99.1	Press Release, dated October 13, 2015, "Timothy P. Walbert Joins Sucampo's Board of Directors"

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sucampo Pharmaceuticals, Inc.

Date:	October 15, 2015	By:	/s/ ANDREW P. SMITH
			Name:	Andrew P. Smith
			Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release, dated October 13, 2015, "Timothy P. Walbert Joins Sucampo's Board of Directors"